EXHIBIT 99.1
                                                                    ------------

                                                        FOR FURTHER INFORMATION:
                                                               Gary L. Svec, CFO
                                                            PrivateBancorp, Inc.
                                                                    312-683-7100

For Immediate Release

              PRIVATEBANCORP REPORTS RECORD SECOND QUARTER EARNINGS

                Net income up 24 percent over second quarter 2000

     Chicago, IL, July 23, 2001 -- PrivateBancorp, Inc. (NASDAQ: PVTB) today reported that net income for the second quarter ended June 30, 2001, was $1,358,000, up 24 percent compared to second quarter 2000 net income of $1,098,000. Earnings increased to $0.28 per diluted share in the second quarter 2001 compared to $0.23 per diluted share in the second quarter 2000. Net income for the six months ended June 30, 2001 increased 38 percent to $2,691,000, or $0.56 per diluted share, compared to $1,947,000, or $0.41 per diluted share, for the same period last year. The increase in net income on a year to date basis as compared to the same period in 2000 highlights the impact of strong balance sheet and revenue growth.

     "We are seeing the benefits of the geographic expansion we completed over the last two years. Higher business volumes in our newer offices, as well as improvements in noninterest income, are translating into improved bottom-line performance," said Ralph B. Mandell, chairman, president and chief executive officer.

     "While we continue to opportunistically examine new areas in which to expand, we are starting to focus on the next phase of our strategy, which includes offering a broader array of financial services to our core high net worth and business owner-operator clients. During the quarter, The PrivateBank and Trust Company opened a new banking location in Geneva, Illinois.

We also began providing trust, investment and financial planning services to clients of our PrivateBank (St. Louis) subsidiary," said Mandell.

     Deposit and loan growth continues to be strong. Deposits increased to $750.5 million at June 30, 2001 versus $598.9 million at June 30, 2000, an increase of 25 percent. Loans outstanding increased to $666.7 million at June 30, 2001 versus $583.5 million at June 30, 2000, an increase of 14 percent.

     Net interest income totaled $6.7 million in the second quarter of 2001, an increase of 12 percent over the second quarter of 2000. Average earning assets during the period were $864.0 million, an increase of 33 percent over the prior year second quarter. Net interest margin narrowed to 3.28 percent in the second quarter of 2001, versus 3.81 percent in the prior year second quarter. The continuing decline in market interest rates during the quarter resulted in compression of net interest margin as compared to the first quarter of 2001 and the prior year second quarter.

     Non-interest income for the quarter grew to $1,291,000, reflecting an increase of $540,000, or 72 percent higher than in the second quarter of 2000. The increase in non-interest income is attributable to gains on securities as well as increased banking services income. Securities gains totaled $353,000 during the second quarter of 2001, compared to none in the second quarter of 2000. During the second quarter 2001, the Company was able to take advantage of volatility in the financial markets while repositioning its investment portfolio for protection in the declining market rate environment.

     Banking services income for the quarter increased to $212,200 from $168,200 for the second quarter of 2000, which represents a 26 percent increase. Trust assets under administration decreased 7 percent to $712.0 million at June 30, 2001 compared to

$762.0 million at June 30, 2000 primarily attributable to the significant decline in the equity markets between periods. Despite the decline in the level of trust assets under administration, trust fees increased by $157,000 to $708,000 for the quarter ended June 30, 2001, an increase of 29 percent over the prior year quarter that resulted primarily from continued improvement in the profitability mix of trust accounts.

     Non-interest expense increased to $5.4 million in the second quarter of 2001 from $4.5 million in the second quarter of 2000, partially due to increases in operating expenses associated with the company's expansion in the Chicago and St. Louis markets. Included in the increase in other non-interest expense were non-recurring charges in the amount of $561,000 related to the resolution of certain items associated with prior systems conversions.

     Credit quality remains high. At June 30, 2001, nonperforming loans as a percentage of total loans were 0.37 percent, an increase from 0.17 percent at June 30, 2000 and a decrease from 0.47 percent at March 31, 2001. Charge-offs totaled $332,000 in the quarter ended June 30, 2001 versus $381,000 in the year-earlier quarter. The provision for loan losses was $738,000 in the second quarter of 2001, versus $662,000 in the second quarter of 2000.

     PrivateBancorp, Inc. was organized in 1989 to provide highly personalized financial services primarily to affluent individuals, professionals, owners of closely-held businesses and commercial real estate investors. The Company operates two banking subsidiaries, The PrivateBank and Trust Company and The PrivateBank (St. Louis). The Company, which had assets of $944.8 million at June 30, 2001, currently has banking offices in Chicago, Wilmette, Oak Brook, St. Charles, Lake Forest, Winnetka, and Geneva, Illinois, and in St. Louis, Missouri.

     Additional information can be found in the Investor Relations section of Private Bancorp, Inc.'s website at www.privatebk.com

Forward-Looking Statements: Statements contained in this news release that are not historical facts may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, fluctuations in market rates of interest and loan and deposit pricing, general economic conditions in the greater Chicago and St. Louis metropolitan areas, legislative or regulatory changes, adverse developments in the Company's loan or investment portfolios, competition and the possible dilutive effect of potential acquisitions or expansion. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Editor's Note:  Financial highlights attached.

                                       ###

                              PRIVATEBANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                              THREE MONTHS ENDED          SIX MONTHS ENDED
                                          ------------------------   -----------------------
                                                   JUNE 30,                   JUNE 30,
                                          ------------------------   -----------------------
                                              2001         2000          2001         2000
                                          -----------   ----------   ----------   ----------
                                            UNAUDITED    UNAUDITED    UNAUDITED    UNAUDITED
INTEREST INCOME
Interest and Fees on Loans .............   $   12,963   $   12,167   $   26,024   $   21,642
Interest on Short Term Investments .....           31           78          208          465
Interest on Investment Securities ......        3,327        1,543        6,529        2,928
                                           ----------   ----------   ----------   ----------
   Total Interest Income ...............       16,321       13,788       32,761       25,035
                                           ----------   ----------   ----------   ----------

INTEREST EXPENSE
Interest on Deposits ...................        7,595        6,754       15,798       12,809
Interest on Borrowings .................        1,545        1,027        3,052        1,323
Interest on Trust Preferred Securities .          475           --          744           --
                                           ----------   ----------   ----------   ----------
   Total Interest Expense ..............        9,615        7,781       19,594       14,132
                                           ----------   ----------   ----------   ----------

Net Interest Income ....................        6,706        6,007       13,167       10,903
Provision for Loan Losses ..............          738          662        1,077          973
                                           ----------   ----------   ----------   ----------
Net Interest Income After Provision ....        5,968        5,345       12,090        9,930
                                           ----------   ----------   ----------   ----------

NON INTEREST INCOME
Banking, Trust Services and other income          938          751        1,832        1,381
Net Securities Gains ...................          353           --          539           92
                                           ----------   ----------   ----------   ----------
   Total Non Interest Income ...........        1,291          751        2,371        1,473
                                           ----------   ----------   ----------   ----------

NON INTEREST EXPENSE
Salaries and Benefits ..................        1,855        1,818        4,289        3,695
Other Operating Expenses ...............        3,348        2,428        6,001        4,475
Amortization of Goodwill ...............          206          206          412          319
                                           ----------   ----------   ----------   ----------
   Total Non Interest Expense ..........        5,409        4,452       10,702        8,489
                                           ----------   ----------   ----------   ----------

Income Before Income Taxes .............        1,850        1,644        3,759        2,914
Income Tax Expense .....................          492          546        1,068          967
                                           ----------   ----------   ----------   ----------
Net Income .............................   $    1,358   $    1,098   $    2,691   $    1,947
                                           ==========   ==========   ==========   ==========

Weighted Average Shares O/S ............    4,681,655    4,600,740    4,664,951    4,595,536
Diluted Average Shares O/S .............    4,855,083    4,752,269    4,818,867    4,766,734

EARNINGS PER SHARE
Basic ..................................   $     0.29   $     0.24   $     0.58   $     0.42
Diluted ................................   $     0.28   $     0.23   $     0.56   $     0.41

                              PRIVATEBANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                UNAUDITED       UNAUDITED
                                              JUNE 30, 2001   JUNE 30, 2000
                                              -------------   -------------
ASSETS
Cash and Due from Banks .....................   $  28,515       $  18,341
Short Term Investments ......................       7,305           5,076
Investment Securities-AFS ...................     224,505          96,969

Loans .......................................     666,710         583,522
Allowance for Loan Losses ...................      (6,896)         (5,951)
                                                ---------       ---------
   Net Loans ................................     659,814         577,571

Premises and Equipment ......................       4,260           3,814
Goodwill ....................................      11,217          12,031
Other Assets ................................       9,271           9,221
                                                ---------       ---------
   Total Assets .............................   $ 944,887       $ 723,023
                                                =========       =========

LIABILITIES
Non-Interest Bearing Deposits ...............   $  65,373       $  49,950
Interest Bearing Deposits ...................     685,121         548,931
                                                ---------       ---------
   Total Deposits ...........................     750,494         598,881
                                                ---------       ---------

Borrowings ..................................     106,128          68,544
Long-term debt - Trust Preferred Securities .      20,000              --
Other Liabilities ...........................      10,439           6,053
                                                ---------       ---------
   Total Liabilities ........................   $ 887,061       $ 673,478
                                                =========       =========

STOCKHOLDERS' EQUITY
Common Stock and Surplus ....................   $  45,271       $  44,664
Retained Earnings ...........................      13,845           9,142
Accumulated Other Comprehensive Income ......         616          (2,294)
Deferred Compensation .......................        (956)           (942)
Loans to Executive Officers .................        (950)         (1,025)
                                                ---------       ---------
   Total Stockholders' Equity ...............   $  57,826       $  49,545
                                                =========       =========

   Total Liabilities and Stockholders' Equity   $ 944,887       $ 723,023
                                                =========       =========

Book Value Per Share ........................   $   12.35       $   10.73

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                              2Q01         1Q01         4Q00         3Q00         2Q00
                                           ---------    ---------    ---------    ---------    ---------
KEY STATISTICS
Earnings before one-time charges(1) ....   $   1,358    $   1,333    $   1,510    $   1,345    $   1,098
One-time charges (net of tax)(1) .......          --           --           --    $     377           --
Net income .............................   $   1,358    $   1,333    $   1,510    $     968    $   1,098
Earnings before one-time charges per
   diluted share .......................   $    0.28    $    0.28    $    0.32    $    0.28    $    0.23

One-time charges (per diluted share)(1)           --           --           --    $    0.08           --
Basic earnings per share ...............   $    0.29    $    0.29    $    0.33    $    0.21    $    0.24
Diluted earnings per share .............   $    0.28    $    0.28    $    0.32    $    0.20    $    0.23

Return on average total assets (before
   one-time charges) ...................        0.60%        0.64%        0.77%        0.71%        0.65%
Return on average total equity (before
   one-time charges) ...................        9.46%        9.86%       11.35%       10.55%        9.04%
Dividend payout ratio ..................        8.62%        8.79%        7.66%       11.97%       10.51%

Non-interest income to average assets ..        0.57%        0.52%        0.48%        0.39%        0.44%
Non-interest expense to average assets .        2.39%        2.55%        2.48%        2.76%        2.62%
Net overhead ratio .....................        1.82%        2.03%        2.00%        2.37%        2.18%
Efficiency Ratio excluding one-time
   charges(2) ..........................        64.5%        67.8%        63.0%        63.9%        63.8%

Net interest margin ....................        3.28%        3.35%        3.60%        3.59%        3.81%
Yield on average earning assets ........        7.74%        8.39%        8.82%        8.77%        8.61%
Cost of average paying liabilities .....        4.92%        5.55%        5.82%        5.77%        5.39%
Net interest spread ....................        2.82%        2.84%        3.00%        3.00%        3.22%

-------------------
(1) One-time charges represent costs associated with 2000 third quarter severance charges.
(2) Ratio includes a tax equivalent adjustment for certain items in investment income.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)


                                              2Q01         1Q01           4Q00          3Q00            2Q00
                                          -----------  ------------   -----------   ------------   ------------
BALANCE SHEET RATIOS
Loans to Deposits (period end) ........        88.84%        90.13%         89.43%        92.40%         97.44%
Average interest-earning assets to
   average interest-bearing liabilities        110.4         110.0          111.5         111.5          112.3

PER SHARE DATA
Dividends .............................   $    0.025   $     0.025    $     0.025   $     0.025    $     0.025
Book value (period end) ...............   $    12.35   $     12.15    $     11.73   $     11.04    $     10.73
Tangible book value (period end) ......   $     9.96   $      9.72    $      9.22   $      8.48    $      8.13

SHARE PRICE DATA
Closing Price (period end) ............   $  16.2200   $   15.9375    $    9.1250   $   13.8125    $   14.7500
Diluted earnings multiple .............        14.46x        14.10x          7.22x        17.30x         15.87x
Diluted earnings multiple before
   one-time charges(1) ................        14.46x        14.10x          7.22x        12.37x         15.87x
Book value multiple ...................         1.31x         1.31x          0.78x         1.25x          1.37x

COMMON STOCK INFORMATION
Outstanding shares at end of period ...    4,680,668     4,685,768      4,623,532     4,623,532      4,615,832

NUMBER OF SHARES USED TO COMPUTE:
Basic earnings per share ..............    4,681,655     4,648,061      4,623,532     4,627,873      4,600,740
Diluted earnings per share ............    4,855,083     4,783,400      4,749,636     4,823,982      4,752,269

CAPITAL RATIOS (PERIOD END)
Total equity to total assets ..........         6.12%         6.52%          6.53%         6.69%          6.85%
Total risk-based capital ratio ........        10.98%        10.97%          8.15%         8.51%          8.73%
Tier-1 risk based capital ratio .......         9.17%         9.12%          6.47%         6.72%          6.84%
Leverage ratio ........................         7.26%         7.60%          5.54%         5.54%          5.94%

-------------------
(1) One-time charges represent costs associated with 2000 third quarter severance charges.

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                             (DOLLARS IN THOUSANDS)

                                                    2Q01      1Q01      4Q00      3Q00      2Q00
                                                  -------   -------   -------   -------   -------
SUMMARY INCOME STATEMENT
Interest income Loans, including fees .........   $12,963   $13,061   $13,451   $13,540   $12,167
Short Term Investments ........................        31       177       236       357        78
Securities ....................................     3,327     3,202     2,714     1,813     1,543
                                                  -------   -------   -------   -------   -------
   Total interest income ......................    16,321    16,440    16,401    15,710    13,788

Interest expense ..............................     9,615     9,979     9,821     9,378     7,781
                                                  -------   -------   -------   -------   -------

Net interest income ...........................     6,706     6,461     6,580     6,332     6,007
Provision for loan losses .....................       738       339       334       383       662
                                                  -------   -------   -------   -------   -------

   Net interest income after provision for loan
      losses ..................................     5,968     6,122     6,246     5,949     5,345
                                                  -------   -------   -------   -------   -------

NON-INTEREST INCOME
Banking, trust services and other income ......       938       894       951       745       751
                                                  -------   -------   -------   -------   -------
Net Securities gains ..........................       353       186        --        --        --
                                                  -------   -------   -------   -------   -------
   Total non-interest income ..................     1,291     1,080       951       745       751
                                                  -------   -------   -------   -------   -------

NON-INTEREST EXPENSE
Salaries and employee benefits ................     1,855     2,434     2,268     2,211     1,818
Severance charge ..............................        --        --        --       562        --
Goodwill ......................................       206       206       206       206       206
Occupancy expense .............................       960       888       807       803       764
Other non-interest expense ....................     2,388     1,765     1,609     1,445     1,664
                                                  -------   -------   -------   -------   -------
   Total  non-interest expense ................     5,409     5,293     4,890     5,227     4,452
                                                  -------   -------   -------   -------   -------

Income before income taxes ....................     1,850     1,909     2,307     1,467     1,644
Provision for income taxes ....................       492       576       797       499       546
                                                  -------   -------   -------   -------   -------
   Net income .................................   $ 1,358   $ 1,333   $ 1,510   $   968   $ 1,098
                                                  =======   =======   =======   =======   =======

                              PRIVATEBANCORP, INC.
                               KEY FINANCIAL DATA
                                    UNAUDITED
                             (DOLLARS IN THOUSANDS)


                                                  2Q01       1Q01        4Q00       3Q00       2Q00
                                                -------    -------     -------    -------    -------
CREDIT QUALITY

NON-PERFORMING ASSETS:
Loans delinquent over 90 days ...............   $   938    $ 2,847     $ 1,421    $   242    $   340
Nonaccrual loans ............................     1,504        117          24        324        635
Other real estate ...........................        --         --          --         --         --
                                                -------    -------     -------    -------    -------
   Total non-performing assets ..............   $ 2,442    $ 2,964     $ 1,445    $   566    $   975
                                                =======    =======     =======    =======    =======

NET LOAN CHARGE-OFFS (RECOVERIES):
Loans charged off ...........................   $   332    $    --     $   225    $   346    $   381
Recoveries ..................................        35          8           8          2         --
                                                -------    -------     -------    -------    -------
   Net charge-offs (recoveries) .............   $   297    $    (8)    $   217    $   344    $   381
                                                =======    =======     =======    =======    =======

Provision for loan losses ...................   $   738    $   339     $   334    $   383    $   662
                                                =======    =======     =======    =======    =======

KEY RATIOS
Net charge-offs (recoveries) to average loans      0.18%     -0.01%       0.15%      0.23%      0.28%
Total non-performing loans to total loans ...      0.37%      0.47%       0.24%      0.10%      0.17%
Total non-performing assets to total assets .      0.26%      0.34%       0.17%      0.07%      0.13%

LOAN LOSS RESERVE SUMMARY
Balance at beginning of period ..............   $ 6,455    $ 6,108     $ 5,991    $ 5,951    $ 5,670
Provision ...................................       738        339         334        383        662
Net charge-offs (recoveries) ................       297         (8)        217        343        381
                                                -------    -------     -------    -------    -------
   Ending Loan Loss Reserve .................   $ 6,896    $ 6,455     $ 6,108    $ 5,991    $ 5,951
                                                =======    =======     =======    =======    =======

NET LOAN CHARGE-OFFS (RECOVERIES):
Commercial real estate ......................        --         --          --         --         --
Residential real estate .....................        --         --          --         --         --
Commercial ..................................   $   276    $    (3)         --    $   343    $   361
Personal ....................................        21         (5)    $   217         --         20
Home equity .................................        --         --          --         --         --
Construction ................................        --         --          --         --         --
                                                -------    -------     -------    -------    -------
   Total net loan charge-offs (recoveries) ..   $   297    $    (8)    $   217    $   343    $   381
                                                =======    =======     =======    =======    =======

                              PRIVATEBANCORP, INC.
                                 BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)


                                       UNAUDITED       UNAUDITED                               UNAUDITED         UNAUDITED
                                     JUNE 30, 2001   MARCH 31, 2001   DECEMBER 31, 2001   SEPTEMBER 30, 2000   JUNE 30,2000
                                     -------------   --------------   -----------------   ------------------   ------------
ASSETS
Cash and due from banks ............   $  28,515       $  18,045         $  28,637            $  21,815         $  18,341
Federal funds sold .................       7,305              81            11,876                4,060             5,076
Investment securities ..............     224,505         210,840           172,194              132,814            96,969
Loans ..............................     666,710         626,900           599,429              584,919           583,522
   Less:  Allowance for
      loan losses ..................      (6,896)         (6,455)           (6,108)              (5,991)           (5,951)
                                       ---------       ---------         ---------            ---------         ---------
   Net loans .......................     659,814         620,445           593,321              578,928           577,571
                                       ---------       ---------         ---------            ---------         ---------
Premises and equipment .............       4,260           3,924             4,138                4,386             3,814
Goodwill ...........................      11,217          11,423            11,629               11,835            12,031
Other assets .......................       9,271           8,935             7,714                9,977             9,221
                                       ---------       ---------         ---------            ---------         ---------
      Total Assets .................   $ 944,887       $ 873,693         $ 829,509            $ 763,815         $ 723,023
                                       =========       =========         =========            =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Non-interest bearing
   deposits ........................   $  65,373       $  52,286         $  61,789            $  55,831         $  49,950
Interest bearing demand
   deposits ........................      44,436          37,213            51,301               37,747            34,062
Savings and money market
   deposits ........................     302,258         301,569           300,107              274,025           257,822
Time deposits ......................     338,427         304,503           257,049              265,404           257,047
                                       ---------       ---------         ---------            ---------         ---------
   Total deposits ..................     750,494         695,571           670,246              633,007           598,881
Funds borrowed .....................     106,128          90,397            96,879               71,258            68,544
Long-term debt - Trust
   Preferred Securities ............      20,000          20,000                --                   --                --
Other liabilities ..................      10,439          10,779             8,135                8,484             6,053
                                       ---------       ---------         ---------            ---------         ---------
   Total liabilities ...............     887,061         816,747           775,260              712,749           673,478
Stockholders' equity ...............      57,826          56,946            54,249               51,066            49,545
                                       ---------       ---------         ---------            ---------         ---------
   Total Liabilities and
      Stockholders' Equity .........   $ 944,887       $ 873,693         $ 829,509            $ 763,815         $ 723,023
                                       =========       =========         =========            =========         =========

                              PRIVATEBANCORP, INC.
                       YEAR-TO-DATE AVERAGE BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                    YEAR-TO-DATE    YEAR-TO-DATE
                                                   JUNE 30, 2001   JUNE 30, 2000
                                                   -------------   -------------
AVERAGE ASSETS
Cash and due from banks ..........................   $  22,140       $  17,242
Short term investments ...........................       7,498          16,240
Investment securities ............................     201,069          90,968
Loans ............................................     625,210         499,333
Less:  Allowance for loan losses .................      (6,508)         (5,464)
                                                     ---------       ---------
Net loans ........................................     618,702         493,869
                                                     ---------       ---------
Premises and equipment ...........................       4,099           3,428
Goodwill .........................................      11,440           8,572
Other assets .....................................      10,620           9,043
                                                     ---------       ---------
Total average assets .............................   $ 875,568       $ 639,362
                                                     =========       =========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
Non-interest bearing deposits ....................   $  54,635       $  46,009
Interest bearing demand deposits .................      42,990          35,261
Savings and money market deposits ................     298,572         260,906
Time deposits ....................................     296,924         204,413
                                                     ---------       ---------
Total average deposits ...........................     693,121         546,589
Funds borrowed ...................................     100,968          39,345
Long-term debt - Trust Preferred Securities ......      15,801              --
Other liabilities ................................       9,239           5,089
                                                     ---------       ---------
Total average liabilities ........................     819,129         591,023
Average Stockholders' equity .....................      56,439          48,339
                                                     ---------       ---------
Average Total Liabilities and Stockholders' Equity   $ 875,568       $ 639,362
                                                     =========       =========

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

                              PRIVATEBANCORP, INC.
                        AVERAGE QUARTERLY BALANCE SHEETS
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                   QUARTER ENDED   QUARTER ENDED
                                                   JUNE 30, 2001   JUNE 30, 2000
                                                   -------------   -------------
AVERAGE ASSETS
Cash and due from banks ..........................   $  23,033       $  18,499
Short term investments ...........................       2,724           5,103
Investment securities ............................     213,241          94,748
Loans ............................................     649,654         545,534
Less:  Allowance for loan losses .................      (6,813)         (5,854)
                                                     ---------       ---------
Net loans ........................................     642,841         539,680
                                                     ---------       ---------
Premises and equipment ...........................       4,132           3,763
Goodwill .........................................      11,333          12,158
Other assets .....................................      10,229           8,632
                                                     ---------       ---------
Total average assets .............................   $ 907,533       $ 682,583
                                                     =========       =========

AVERAGE LIABILITIES AND STOCKHOLDERS' EQUITY
Non-interest bearing deposits ....................   $  59,051       $  50,800
Interest bearing demand deposits .................      45,759          37,375
Savings and money market deposits ................     296,302         261,866
Time deposits ....................................     309,777         215,862
                                                     ---------       ---------
Total average deposits ...........................     710,889         565,903
Funds borrowed ...................................     110,708          62,361
Long-term debt - Trust Preferred Securities ......      20,000              --
Other liabilities ................................       8,381           5,447
                                                     ---------       ---------
Total average liabilities ........................     849,978         633,711
Average Stockholders' equity .....................      57,555          48,872
                                                     ---------       ---------
Average Total Liabilities and Stockholders' Equity   $ 907,533       $ 682,583
                                                     =========       =========

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